UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 13, 2004

Date of Report

SAFLINK CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-20270	95-4346070
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 108th Avenue NE, Suite 2100

Bellevue, Washington 98004

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (425) 278-1100

Item 5. Other Events and Required FD Disclosure.

The following “Description of Capital Stock” is filed for the purpose of updating in its entirety the description of the common stock, $0.01 par value per share, of SAFLINK Corporation, a Delaware corporation, contained in SAFLINK’s registration statement on Form 8-A, filed with the Securities Exchange Commission on October 26, 1992.

DESCRIPTION OF CAPITAL STOCK

The following description of SAFLINK’s capital stock is only a summary. It is subject in all respects to applicable Delaware law and to the provisions of SAFLINK’s certificate of incorporation and bylaws, as amended from time to time, copies of which have been or will be filed with the Securities and Exchange Commission. Please refer to these documents for more complete information.

Common Stock

Authorized Common Stock

SAFLINK is authorized to issue up to 500,000,000 shares of common stock, $0.01 par value per share. As of August 6, 2004, there were 78,449,126 shares of common stock outstanding.

Voting Rights

Each stockholder is entitled to one vote for each share of common stock held of record on the applicable record date on all matters submitted to a vote of the stockholders.

Dividend Rights; Rights Upon Liquidation

The holders of common stock are entitled to receive, from funds legally available for the payment thereof, dividends when, as and if declared by resolution of SAFLINK’s board of directors, subject to any preferential dividend rights granted to the holders of any outstanding shares of preferred stock. In the event of a liquidation, dissolution or winding up of SAFLINK, each share of common stock is entitled to share pro rata in any distribution of SAFLINK’s assets after payment or providing for the payment of liabilities and the liquidation preference of any outstanding shares of preferred stock.

No Preemptive or Redemption Rights; No Cumulative Voting

Holders of common stock have no redemption rights or preemptive rights to purchase, subscribe for or otherwise acquire any unissued or treasury shares or other securities. Holders of common stock do not have cumulative voting rights for the election of directors.

Preferred Stock

Under SAFLINK’s certificate of incorporation, SAFLINK’s board of directors is authorized, subject to any limitations prescribed by law, to issue up to 1,000,000 shares of preferred stock, $0.01 par value per share, in one or more series. Each series shall have the rights, preferences, privileges and restrictions, such as dividend rights, dividend rates, conversion rights, voting rights, terms of redemption, redemption prices, liquidation preferences and the right to increase or decrease the number of shares of any series, as SAFLINK’s board of directors shall determine. As of August 6, 2004, there were no shares of preferred stock outstanding.

2

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

		Filed Herewith	Incorporated by Reference
Exhibit No.	Description		Form	Exhibit No.	File No.	Filing Date
3.1	Restated Certificate of Incorporation of SAFLINK Corporation		10-K	3.1	000-20270	3/30/2004

3.2	Certificate of Amendment to Restated Certificate of Incorporation of SAFLINK Corporation	X

3.3	Second Amended and Restated Bylaws of SAFLINK Corporation		10-Q	3.1	000-20270	8/14/2003

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAFLINK Corporation

August 13, 2004	By:	/s/ Glenn L. Argenbright
Glenn L. Argenbright President and Chief Executive Officer

4

EXHIBIT INDEX

		Filed Herewith	Incorporated by Reference
Exhibit No.	Description		Form	Exhibit No.	File No.	Filing Date
3.1	Restated Certificate of Incorporation of SAFLINK Corporation		10-K	3.1	000-20270	3/30/2004

3.2	Certificate of Amendment to Restated Certificate of Incorporation of SAFLINK Corporation	X

3.3	Second Amended and Restated Bylaws of SAFLINK Corporation		10-Q	3.1	000-20270	8/14/2003

5